SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(A) of the Securities
                              Exchange Act of 1934

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[X]  Preliminary Proxy Statement               [ ] Confidential, for use of the
                                                   Commission Only (as permitted
                                                   by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive additional materials
[ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                      Pilgrim Emerging Markets Fund, Inc.
                        Pilgrim Natural Resources Trust
                        Pilgrim Variable Insurance Trust
                        Pilgrim Variable Products Trust
                               USLICO Series Fund

                (Name of Registrant as Specified in Its Charter)
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of filing fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                       OF

                      PILGRIM EMERGING MARKETS FUND, INC.
                         Pilgrim Emerging Markets Fund

                        PILGRIM NATURAL RESOURCES TRUST
                        Pilgrim Natural Resources Trust

                        PILGRIM VARIABLE INSURANCE TRUST
                       Pilgrim VIT Worldwide Growth Fund

                        PILGRIM VARIABLE PRODUCTS TRUST
                        Pilgrim VP Convertible Portfolio
                      Pilgrim VP Growth & Income Portfolio
                      Pilgrim VP Growth + Value Portfolio
                    Pilgrim VP International Value Portfolio
                      Pilgrim VP LargeCap Growth Portfolio
                  Pilgrim VP SmallCap Opportunities Portfolio
                  Pilgrim VP Research Enhanced Index Portfolio
                      Pilgrim VP High Yield Bond Portfolio
                         Pilgrim VP MagnaCap Portfolio
                   Pilgrim VP Growth Opportunities Portfolio
                   Pilgrim VP MidCap Opportunities Portfolio

                               USLICO SERIES FUND
                           Asset Allocation Portfolio
                                 Bond Portfolio
                             Money Market Portfolio
                                Stock Portfolio

Contract Holders/Participants:

PLEASE TAKE NOTE THAT a special meeting of shareholders ("Special Meeting") of the Pilgrim Funds named above will be held at 10:00 a.m. Eastern time, on February 21, 2002, at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, for the purpose of considering and voting upon:

     1. To elect 13 members of the Boards of Directors/Trustees to hold office until the election and qualification of their successors.

     2. Approval of amendments to Articles of Incorporation or Declarations of Trust, as the case may be, for some of the Funds to permit the Boards to determine the number of Directors/Trustees to the Funds.

     3.   Confirmation  of KPMG LLP as current  independent  auditors of certain
          Funds.

     4. Such other business as may properly come before the Special Meeting or any adjournment(s) or postponement(s) thereof.

     Please  read  the  enclosed  Proxy  Statement   carefully  for  information
concerning the proposals to be placed before the Special Meeting.

        THE BOARDS OF DIRECTORS/TRUSTEES UNANIMOUSLY RECOMMEND THAT YOU
                        VOTE IN FAVOR OF THE PROPOSALS.

Shareholders of record as of the close of business on December 17, 2001, are entitled to notice of, and to vote at, the Special Meeting or any adjournment(s) or postponement(s) thereof.

By Order of the Boards of Directors/Trustees


Kimberly A. Anderson
Secretary

January 7, 2002


             YOUR VOTE IS IMPORTANT TO US REGARDLESS OF THE NUMBER
             OF SHARES THAT YOU OWN. PLEASE VOTE BY RETURNING YOUR
          PROXY BALLOT(S) TODAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
              YOU MAY ALSO VOTE IN PERSON AT THE SPECIAL MEETING.

                                 PILGRIM FUNDS

                        7337 East Doubletree Ranch Road
                         Scottsdale, Arizona 85258-2034
                                 (800) 992-0180

                                January 7, 2002

Dear Valued Contract Holder/Participant:

     On behalf of the Boards of Directors/Trustees ("Board") of the Pilgrim Funds, we are pleased to invite you to a special meeting of shareholders ("Special Meeting"), to be held at 10:00 a.m. Eastern time, on February 21, 2002, at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.


     ING Pilgrim Investments, LLC ("ING Pilgrim"), the investment adviser to your Fund(s) is an indirect wholly owned subsidiary of ING Groep N.V. ("ING"). ING, which is headquartered in Amsterdam, is a global financial institution active in the fields of asset management, insurance and banking. ING has embarked upon a plan to integrate the boards of directors of various mutual fund groups managed by some of its U.S. subsidiaries. In this regard, on December 17, 2001, ING proposed and the Board approved the various measures necessary to combine the Board with the boards of various other ING fund groups to form one common unified board ("Unified Board"). The Board also approved changing the name of the Pilgrim Funds. Effective March 1, 2002, the integrated ING fund groups will be called the "ING Funds."

     The formation of the Unified Board will require your vote. Specifically, to create the Unified Board you will be asked to approve a group of nominees, which include all of the members of the current Board. If elected by shareholders, the Unified Board would consist of 13 Directors overseeing a fund group consisting of approximately 112 mutual funds. Shareholders of certain Pilgrim Funds will also be asked to approve a change in their Funds' respective charters to permit greater flexibility with respect to the size of the Board.

     At the Special Meeting you will be asked to consider and approve this and other proposals. Each proposal is discussed in detail in the enclosed Proxy Statement, which you should read carefully. All of the proposals have been approved by the Board. We are asking you to consider them carefully and express your vote on the enclosed Proxy Ballot or at the Special Meeting.

                 THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE
                           IN FAVOR OF THE PROPOSALS.

     The formal Notice of Special Meeting, a Proxy Statement and a Proxy Ballot are enclosed. If you are a shareholder of more than one Fund, or have more than one account registered in your name, you will receive one Proxy Ballot for each account. Please vote and return each Ballot that you receive.

     We look forward to your attendance at the Special Meeting or to receiving your Proxy Ballot so that your shares may be voted at the Special Meeting. If you have any questions, please do not hesitate to call us at 1-800-992-0180.


                                        Sincerely,



                                        --------------------------------
                                        James M. Hennessy
                                        Chief Executive Officer and President

                                PROXY STATEMENT
                               February 21, 2002

                      PILGRIM EMERGING MARKETS FUND, INC.
                         Pilgrim Emerging Markets Fund

                        PILGRIM NATURAL RESOURCES TRUST
                        Pilgrim Natural Resources Trust

                        PILGRIM VARIABLE INSURANCE TRUST
                       Pilgrim VIT Worldwide Growth Fund

                        PILGRIM VARIABLE PRODUCTS TRUST
                        Pilgrim VP Convertible Portfolio
                      Pilgrim VP Growth & Income Portfolio
                      Pilgrim VP Growth + Value Portfolio
                    Pilgrim VP International Value Portfolio
                      Pilgrim VP LargeCap Growth Portfolio
                  Pilgrim VP SmallCap Opportunities Portfolio
                  Pilgrim VP Research Enhanced Index Portfolio
                      Pilgrim VP High Yield Bond Portfolio
                         Pilgrim VP MagnaCap Portfolio
                   Pilgrim VP Growth Opportunities Portfolio
                   Pilgrim VP MidCap Opportunities Portfolio

                               USLICO SERIES FUND
                           Asset Allocation Portfolio
                                 Bond Portfolio
                             Money Market Portfolio
                                Stock Portfolio

              (each, a "Company" and collectively, the "Companies" and, if applicable, each portfolio of a Company listed above is referred to as a "Fund" or a "Pilgrim Fund" and, collectively with those Companies that do not have any portfolios,the "Funds" or the "Pilgrim Funds")

                           Toll Free: (866) 515-0312
                        7337 East Doubletree Ranch Road
                           Scottsdale, AZ 85258-2034

________________________________________________________________________________
                        SPECIAL MEETING OF SHAREHOLDERS
                        To be Held on February 21, 2002
________________________________________________________________________________

Who is asking for my vote?

     The Board of Directors or Trustees (collectively, the "Board") of each portfolio of each Company listed above, or if applicable, each of its portfolios that are also listed above (each such portfolio is referred to as, a "Fund" or a "Pilgrim Fund" and, collectively with those Companies that do not have any portfolios, the "Funds" or "Pilgrim Funds") is sending this Proxy Statement and the enclosed Proxy Ballot(s) to you and all other contract holders and participants. (For ease of reference, the term "Director" shall hereinafter be used to refer to both Directors and Trustees unless the context requires otherwise.) The Board is soliciting your vote for a special meeting of shareholders of each Fund ("Special Meeting").

Why is the Special Meeting being held?

     ING Pilgrim Investments, LLC ("ING Pilgrim"), the investment adviser to each of the Pilgrim Funds is an indirect wholly owned subsidiary of ING Groep N.V. ("ING"). ING, which is headquartered in Amsterdam, is a global financial institution active in the fields of asset management, insurance and banking. ING has embarked upon a plan to consolidate the boards of directors of various mutual fund groups managed by some of its U.S. subsidiaries. In this regard, on December 17, 2001, ING proposed and the Board approved the various measures necessary to combine the Board with the boards of various other ING fund groups to form one common unified board ("Unified Board"). The Board has also approved changing the name of the Pilgrim Funds. Effective May 1, 2002, the integrated ING fund groups will be called the "ING Funds."

     The formation of the Unified Board will require your vote. Specifically, to create the Unified Board you will be asked to approve a group of nominees, which includes all of the members of the current Board. If elected by shareholders, the Unified Board would consist of 13 Directors overseeing a fund group consisting of approximately 145 mutual funds. Shareholders of certain Pilgrim Funds will also be asked to approve a change in their Funds' respective charters to permit greater flexibility with respect to the governance of the Fund. The Board considered the following reasons, among others, prior to voting in favor of the Unified Board:

     o The knowledge, background and experience of the Nominees would benefit the Funds and their shareholders.

     o Representations from ING management that a Unified Board would facilitate ING's ability to devote resources to its fund groups in a more efficient manner. It would better enable ING to implement a business plan that emphasizes mutual funds and variable contracts as a core part of its U.S. business strategy, and would better enable representatives from management to participate in the governance process for mutual funds managed by ING entities.

     o The Pilgrim Funds and management would benefit from such efficiencies in fund governance and shareholders interests would be more effectively represented if the same individuals serve on each of the boards of the ING fund groups.

     In addition to the integration measures described above, the shareholders of certain Pilgrim Funds will also be asked to confirm the selection of independent auditors.

Which Proposals apply to my Fund?

     The following table identifies each proposal to be presented at the Special Meeting of shareholders (each, a "Proposal") and the Funds whose shareholders the Board is soliciting with respect to that Proposal:


        ---------------------------------------------------------------- ------------------------------------------------------
                                   Proposal                                                 Affected Funds
------- ---------------------------------------------------------------- ------------------------------------------------------
        ---------------------------------------------------------------- ------------------------------------------------------
1.      To elect 13 members of the Board to hold office until the
        election and qualification of their successors.
                                                                                               All Funds
------- ---------------------------------------------------------------- ------------------------------------------------------

------- ---------------------------------------------------------------- ------------------------------------------------------
2.      Approval of amendment to Amended and Restated Declaration of     Pilgrim Variable Insurance Trust:
        Trust or Trust Instrument, as the case may be.                   Pilgrim VIT Worldwide Growth Fund

                                                                         Pilgrim Variable Products Trust:
                                                                         Pilgrim VP Convertible Portfolio
                                                                         Pilgrim VP Growth & Income Portfolio
                                                                         Pilgrim VP Growth + Value Portfolio
                                                                         Pilgrim VP International Value Portfolio
                                                                         Pilgrim VP LargeCap Growth Portfolio
                                                                         Pilgrim VP SmallCap Opportunities Portfolio
                                                                         Pilgrim VP Research Enhanced Index Portfolio
                                                                         Pilgrim VP High Yield Bond Portfolio
                                                                         Pilgrim VP MagnaCap Portfolio
                                                                         Pilgrim VP Growth Opportunities Portfolio
                                                                         Pilgrim VP MidCap Opportunities Portfolio

                                                                         USLICO Series Fund:
                                                                         Asset Allocation Portfolio
                                                                         Bond Portfolio
                                                                         Stock Portfolio Money Market Portfolio
------- ---------------------------------------------------------------- ------------------------------------------------------
------- ---------------------------------------------------------------- ------------------------------------------------------
3.      Confirmation of KPMG LLP as current independent auditors.        Pilgrim Emerging Markets Fund, Inc.
                                                                         Pilgrim Natural Resources Trust
                                                                         Pilgrim VIT Worldwide Growth Fund
                                                                         Pilgrim VP Convertible Portfolio
                                                                         Pilgrim VP Growth & Income Portfolio
                                                                         Pilgrim VP Growth + Value Portfolio
                                                                         Pilgrim VP International Value Portfolio
                                                                         Pilgrim VP LargeCap Growth Portfolio
                                                                         Pilgrim VP SmallCap Opportunities Portfolio
                                                                         Pilgrim VP Research Enhanced Index Portfolio
                                                                         Pilgrim VP High Yield Bond Portfolio
                                                                         Pilgrim VP MagnaCap Portfolio
                                                                         Pilgrim VP Growth Opportunities Portfolio
                                                                         Pilgrim VP MidCap Opportunities Portfolio

                                                                         USLICO Series Fund:
                                                                         Asset Allocation Portfolio
                                                                         Bond Portfolio
                                                                         Stock Portfolio Money Market Portfolio

------- ---------------------------------------------------------------- ------------------------------------------------------
------- ---------------------------------------------------------------- ------------------------------------------------------
4.      Such other business as may properly come before the Special
        Meeting or any adjournment(s) or postponement(s).
                                                                                               All Funds
------- ---------------------------------------------------------------- ------------------------------------------------------

Will the names of the Pilgrim Funds change?

     Yes. The names of the Pilgrim Funds will change to "ING Funds." This is expected to be effective March 1, 2002. Details of the name change affecting your Fund will be provided to you at a later time. You will not be asked to vote on this change.

Why did you send me this booklet?

     This booklet is a Proxy Statement. It provides you with information you should review before voting on the matters listed above and in the Notice of Special Meetings for each Fund. You are receiving these proxy materials--a booklet that includes the Proxy Statement and one Proxy Ballot for each Fund you own--because you have the right to vote on the important Proposals concerning your investment in the Fund. Although various Pilgrim entities are, in most cases, the true "shareholders" of the Funds, variable annuity and variable life contract holders (or participants under group contracts, as applicable) generally have the right to instruct those Pilgrim entities how to vote their interests regarding the proposals set forth in the Proxy Statement. Therefore, references to shareholders throughout the proxy materials usually can be read to include contract holders and participants.

Who is eligible to vote?

     The Board is sending this Proxy Statement, the attached Notice of Special Meeting and the enclosed Proxy Ballot(s) on or about January 7, 2002 to all shareholders of record who are eligible to vote. Shareholders who owned shares in any Pilgrim Fund at the close of business on December 17, 2001 ("Record Date") are eligible to vote. [Appendix 1] sets forth the number of shares of each Fund issued and outstanding as of the Record Date. To the best of each Company's knowledge, as of December 17, 2001, no person owned beneficially more than 5% of any class of any Fund, except as set forth in [Appendix 2]. The word "you" is used in this proxy statement to refer to the person or entity who owns the shares, and who accordingly has voting rights in connection with the shares. For a pension plan, this usually means the trustee for the plan.

Who votes on each Proposal?

     All shareholders of a Company will vote as a group on Proposals 1 and 2. All shareholders of each Fund will vote separately on each other Proposal.

How do I vote?

     In addition to solicitation by mail, certain officers and representatives of the Companies, officers and employees of ING Pilgrim or its affiliates and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram, facsimile, or oral communication.

When and where will the Special Meeting be held?

     The Special Meeting will be held at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, on February 21, 2002, at 10:00 a.m., Eastern time, and, if the Special Meeting is adjourned or postponed, at any adjournment or postponement of that Meeting. If you expect to attend the Special Meeting in person, please notify your Fund by calling 1-800-992-0180.

Can I revoke my proxy after I vote it?

     Any shareholder giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the applicable Company at the address shown at the beginning of this Proxy Statement) or in person at the Special Meeting, by executing a superseding Proxy Ballot, or by submitting a notice of revocation to the Company.

Who pays for this proxy solicitation?

     ING or its affiliates will bear the costs of Proposals 1 and 2 (i.e., the Unified Board measures). The Pilgrim Funds will bear the costs of the other Proposals.

How can I obtain more information about the Funds?

     Copies of a Company's Annual Report for the fiscal year ended December 31, 2000 and a Company's corresponding Semi-Annual Report for the period ended June 30, 2001, have previously been mailed to shareholders. This Proxy Statement should be read in conjunction with the Annual and Semi-Annual Reports. You can obtain copies of those Reports, without charge, by writing to The Pilgrim Funds, 7337 East Doubletree Ranch Road, Scottsdale, Arizona, 85258-2034, Attention:
Literature Fulfillment, or by calling 1-800-992-0180.

How does the Board recommend that I vote?

     The Board recommends that shareholders VOTE FOR each of the Proposals applicable to their Fund(s) described in this Proxy Statement.

                                   PROPOSAL 1
                             ELECTION OF DIRECTORS

What is the Proposal?

     The Board has nominated 13 individuals ("Nominees") for election to the Board. Shareholders are asked to elect the Nominees to serve as Directors, each to serve until his or her successor is duly elected and qualified. Information about each Nominee is set forth below. Nine of the Nominees are currently Directors of the Pilgrim Funds and each has consented to continue to serve as a Director if reelected by shareholders. The remaining four Nominees are currently directors of a registered investment company called The GCG Trust ("GCG"), which is managed by Directed Services, Inc. ("DSI"), a subsidiary of ING. Each Nominee has indicated that he or she is willing to serve as a Director of the Pilgrim Funds if elected.

     If approved by shareholders, the Nominees would also serve on the boards of GCG and a registered investment company called Portfolio Partners, Inc. ("PPI"), which is managed by Aetna Life Insurance and Annuity Company ("ALIAC"), another subsidiary of ING. The shareholders of the funds of GCG and PPI are also being asked to approve the creation of the Unified Board.

What is the vote required?

     The affirmative vote of a plurality of the shares of each Company voting at the Special Meeting is required to approve the election of each Nominee to the Fund's Board.

Who are the Nominees?

     For election of Directors at the Special Meeting, the Board has approved the nomination of:

                                Paul S. Doherty
                               J. Michael Earley
                             R. Barbara Gitenstein
                                 Alan L. Gosule
                                 Walter H. May
                              Thomas J. McInerney
                                  Jock Patton
                               David W.C. Putnam
                                Blaine E. Rieke
                              Robert C. Salipante
                                 John G. Turner
                                Roger B. Vincent
                              Richard A. Wedemeyer

     The proxies will vote for election of each of these Nominees unless you withhold authority to vote for any or all of them in the proxy. If any or all of the Nominees should become unavailable for election due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the current Directors may recommend or the Board may reduce the number of Directors as provided for in the applicable Funds' charter.

     No Director or Nominee is a party adverse to the Companies or any of their affiliates in any material pending legal proceedings, nor does any Director or Nominee have an interest materially adverse to the Companies.

     The following table sets forth information concerning the Nominees:

----------------------------------------- ---------------------- ---------------------------------------------------------
         Name, Address and Age                 Position(s)            Principal Occupation(s) During Past 5 Years***
----------------------------------------- ---------------------- ---------------------------------------------------------
----------------------------------------- ---------------------- ---------------------------------------------------------
Paul S. Doherty                           Director               President of Doherty, Wallace, Pillsbury and Murphy,
(Age 67)                                                         P.C., Attorneys.  Mr. Doherty was formerly a Director
                                                                 of Tambrands, Inc. (1993 - 1998).  Mr. Doherty is a
7337 E. Doubletree Ranch Rd.                                     director/trustee of each of the Pilgrim Funds.
Scottsdale, Arizona 85258
----------------------------------------- ---------------------- ---------------------------------------------------------
----------------------------------------- ---------------------- ---------------------------------------------------------
J. Michael Earley                         Director               President and Chief Executive Officer of Bankers Trust
(Age 56)                                                         Company, N.A. (1992 to present).  Mr. Earley is a
                                                                 trustee for The GCG Trust (1977 to present).
7337 E. Doubletree Ranch Rd.
Scottsdale, Arizona 85258
----------------------------------------- ---------------------- ---------------------------------------------------------
----------------------------------------- ---------------------- ---------------------------------------------------------
R. Barbara Gitenstein                     Director               President of The College of New Jersey (1999 to
(Age 53)                                                         present); Executive Vice President and Provost of Drake
                                                                 University (1992 to 1998); Dr. Gitenstein is a trustee
7337 E. Doubletree Ranch Rd.                                     of The GCG Trust (1997 to present).
Scottsdale, Arizona 85258
----------------------------------------- ---------------------- ---------------------------------------------------------
----------------------------------------- ---------------------- ---------------------------------------------------------
Alan L. Gosule**                          Director               Partner of Clifford Chance Rogers & Wells, LLP,
(Age 60)                                                         Attorneys (since 1991).  Mr. Gosule is a Director of American
                                                                 First Mortgage Investments, Inc., F.L. Putnam Investment
7337 E. Doubletree Ranch Rd.                                     Management Co., Inc., Simpson Housing Limited Partnership, Home
Scottsdale, Arizona 85258                                        Properties of York, Inc. and Colonnade Partners.  Mr. Gosule is a
                                                                 director/trustee of each of the Pilgrim Funds.
----------------------------------------- ---------------------- ---------------------------------------------------------
----------------------------------------- ---------------------- ---------------------------------------------------------
Walter H. May                             Director               Retired.  Mr. May was formerly Managing Director and
(Age 65)                                                         Director of Marketing for Piper Jaffray, Inc., an investment banking/underwriting firm.  Mr. May is a director/trustee
7337 E. Doubletree Ranch Rd.                                     of each of the Pilgrim Funds.
Scottsdale, Arizona 85258
----------------------------------------- ---------------------- ---------------------------------------------------------
----------------------------------------- ---------------------- ---------------------------------------------------------
Thomas J. McInerney*                      Director               Chief Executive Officer and General Manager of ING U.S.
(Age 45)                                                         Operations (since December 2000).  Mr. McInerney was
                                                                 formerly President of Aetna Financial Services (August
7337 E. Doubletree Ranch Rd.                                     1997 - December 2000), head of National Accounts and
Scottsdale, Arizona 85258                                        Core Sales and Marketing for Aetna U.S. Healthcare
                                                                 (April 1996-March 1997), head of Corporate Strategies
                                                                 for Aetna Inc. (July 1995 - April 1996), and held a
                                                                 variety of line and corporate staff positions with
                                                                 Aetna Inc. since 1978.  Mr. McInerney is a member of
                                                                 the Board National Commission on Retirement Policy, the
                                                                 Governor's Council on Economics Competitiveness and
                                                                 Technology of Connecticut, the Board of Directors of
                                                                 the Connecticut Business & Industry Association, the
                                                                 Board of Trustees of The Bushnell, the Board for The
                                                                 Connecticut Forum, and the Board of the MetroHartford
                                                                 Chamber of Commerce, and is Chairman of Concerned
                                                                 Citizens for Effective Government.  Mr. McInerney is a
                                                                 director of Aeltus Investment Management, Inc.  Mr.
                                                                 McInerney is also a director/trustee of each of the
                                                                 Pilgrim Funds.
----------------------------------------- ---------------------- ---------------------------------------------------------
----------------------------------------- ---------------------- ---------------------------------------------------------
Jock Patton                               Director               Private Investor.  Director of Hypercom Corporation
(Age 56)                                                         (since January 1999), and JDA Software Group, Inc.
                                                                 (since January 1999).  Mr. Patton is also a Director of
7337 E. Doubletree Ranch Rd.                                     Buick of Scottsdale, Inc., National Airlines, Inc., BG
Scottsdale, Arizona 85258                                        Associates, Inc., BK Entertainment, Inc., Arizona
                                                                 Rotorcraft, Inc. and Director and Chief Executive
                                                                 Officer of Rainbow Multimedia Group, Inc.  Mr. Patton
                                                                 was formerly Director of Stuart Entertainment, Inc.,
                                                                 Director of Artisoft, Inc. (August 1994 - July 1998),
                                                                 President and co-owner of StockVal, Inc. (April 1993 -
                                                                 June 1997).  Mr. Patton is a director/trustee of each
                                                                 of the Pilgrim Funds.
----------------------------------------- ---------------------- ---------------------------------------------------------
----------------------------------------- ---------------------- ---------------------------------------------------------
David W.C. Putnam                         Director               President and Director of F.L. Putnam Securities
(Age 62)                                                         Company, Inc. and its affiliates. Mr. Putnam is
                                                                 Director of Anchor Investment Trusts, the Principled
7337 E. Doubletree Ranch Rd.                                     Equity Market Trust, and Progressive Capital
Scottsdale, Arizona 85258                                        Accumulation Trust.  Mr. Putnam was formerly Director
                                                                 of Trust Realty Corp. and Bow Ridge Mining Co.  Mr.
                                                                 Putnam is a director/trustee of each of the Pilgrim
                                                                 Funds.
----------------------------------------- ---------------------- ---------------------------------------------------------
----------------------------------------- ---------------------- ---------------------------------------------------------
Blaine E. Rieke                           Director               Director, Morgan Chase Trust Co. (1999-present);
(Age 68)                                                         General Partner of Huntington Partners, an investment
                                                                 partnership (1997 - present).  Mr. Rieke was formerly
7337 E. Doubletree Ranch Rd.                                     Chairman and Chief Executive Officer of Firstar Trust
Scottsdale, Arizona 85258                                        Company (1973 - 1996).  Mr. Rieke was a trustee of
                                                                 each of the ING Funds from (1998-2001).  Effective February
                                                                 26, 2001, Mr. Rieke became a director/trustee of each of the
                                                                 Pilgrim Funds.
----------------------------------------- ---------------------- ---------------------------------------------------------
----------------------------------------- ---------------------- ---------------------------------------------------------
Robert C. Salipante*                      Director, President    General Manager and President, ING U.S. Financial
(Age 45)                                  and Chairman           Services (2001-present).  Mr. Salipante was formerly
                                                                 General Manager and Chief Executive Officer, ING U.S.
7337 E. Doubletree Ranch Rd.                                     Retail Financial Services (2000-2001); President and
Scottsdale, Arizona 85258                                        Chief Operating Officer, ReliaStar Financial Corp.
                                                                 (1999-2000); Senior Vice President - Personal Financial
                                                                 Services, ReliaStar Financial Corp. (1996-1999); Senior
                                                                 Vice President - Individual Division and Technology,
                                                                 ReliaStar Financial Corp. (1996); Senior Vice President
                                                                 - Strategic Marketing and Technology, ReliaStar
                                                                 Financial Corp. (1994-1996).  Mr. Salipante is a member
                                                                 of the Boards of ReliaStar Life Insurance Co. of New
                                                                 York (1995-present); Northern Life Insurance Company
                                                                 (1993-present); Golden American Life Insurance Company
                                                                 (2001-present); ReliaStar Foundation (1996-present);
                                                                 Deluxe Corp. (1996-present); Security Connecticut Life
                                                                 Insurance Company (1997-present); College of St.
                                                                 Benedict (2001-present); LIMRA, International
                                                                 (1999-present); MDI, Inc. (1996-present) and formerly,
                                                                 Director of Washington Square Securities, Inc.
                                                                 (1996-2000); ReliaStar Financial Corp.(2000-2001); and
                                                                 ReliaStar United Services Life (1995-1998).  Mr.
                                                                 Salipante is currently a trustee, Chairman and
                                                                 President of The GCG Trust (November 2001-present).
----------------------------------------- ---------------------- ---------------------------------------------------------
----------------------------------------- ---------------------- ---------------------------------------------------------
John G. Turner*                           Director and Chairman  Mr. Turner is currently a Trustee and Vice Chairman of
(Age 62)                                                         ING Americas.  Mr. Turner is also a Director of the
                                                                 Aetna Funds.  Mr. Turner was formerly Chairman and
7337 E. Doubletree Ranch Rd.                                     Chief Executive Officer of ReliaStar Financial Corp.
Scottsdale, Arizona 85258                                        and ReliaStar Life Insurance Co. (1993-2000); Chairman
                                                                 of ReliaStar United Services Life Insurance Company and
                                                                 ReliaStar Life Insurance Company of New York (since
                                                                 1995); Chairman of Northern Life Insurance Company
                                                                 (since 1992); Chairman and Director/Trustee of the
                                                                 Northstar affiliated investment companies (since
                                                                 October 1993).  Mr. Turner was formerly Director of
                                                                 Northstar Investment Management Corporation and its
                                                                 affiliates (1993-1999).  Mr. Turner is a director of
                                                                 Aeltus Investment Management, Inc.  Mr. Turner is also
                                                                 chairman and a director/trustee of each of the Pilgrim
                                                                 Funds.
----------------------------------------- ---------------------- ---------------------------------------------------------
----------------------------------------- ---------------------- ---------------------------------------------------------
Roger B. Vincent                          Director               President of Springwell Corporation, a corporate
(Age 56)                                                         advisory firm (1989 to present); director of AmeriGas
                                                                 Propane, Inc. (1998 to present); director, Tatham
7337 E. Doubletree Ranch Rd.                                     Offshore, Inc. (1996 to 2000); and director of Petrolane,
Scottsdale, Arizona 85258                                        Inc. (1993 - 1995).  Mr. Vincent is a trustee of The GCG
                                                                 Trust (1994 to present).
----------------------------------------- ---------------------- ---------------------------------------------------------
----------------------------------------- ---------------------- ---------------------------------------------------------
Richard A. Wedemeyer                      Director               Vice President of The Channel Corporation, an importer
(Age 65)                                                         of specialty alloy aluminum products (1996 - present).
                                                                 Mr. Wedemeyer was formerly Vice President of
7337 E. Doubletree Ranch Rd.                                     Performance Advantage, Inc., a provider of training and
Scottsdale, Arizona 85258                                        consultation services (1992 - 1996), and Vice
                                                                 President, Operations and Administration, of Jim Henson
                                                                 Productions (1979 - 1997).  Mr. Wedemeyer is a trustee
                                                                 of the First Choice Funds.  Mr. Wedemeyer was a trustee
                                                                 of each of the ING Funds.  Effective February 26, 2001,
                                                                 Mr. Wedemeyer became a director/trustee of each of the
                                                                 Pilgrim Funds.
----------------------------------------- ---------------------- ---------------------------------------------------------

*        Messrs. McInerney, Salipante, and Turner are each an "interested person" of the Funds as defined in the
Investment Company Act of 1940 ("1940 Act") by virtue of their affiliation with ING Pilgrim.

**       Mr.  Gosule is a partner at Clifford Chance Rogers & Wells LLP, which has provided certain legal services for the Pilgrim Senior Income Fund.  Accordingly, Mr. Gosule is an interested person of the Pilgrim
Senior Income Fund.

***      It is expected that the Nominees will also become nominees for directors/trustees of GCG and PPI.  If approved by shareholders of the Pilgrim Funds and the other ING fund groups, the Nominees would oversee a fund group of approximately 112 mutual fund portfolios.

How long will the Directors serve on the Board?

     Directors generally hold office until their successors are elected and qualified. A Director may, at any time, resign or be removed by a vote of the holders of a majority of the outstanding shares of a Fund. In addition, pursuant to a retirement policy adopted by the Board, each duly elected or appointed Director who is not an interested person of the Companies, as defined in the 1940 Act ("Independent Directors") shall retire from service as a Director at the first regularly scheduled quarterly meeting of the Board that is held after the Director reaches the age of 70. A unanimous vote of the Board may extend the retirement date of a Director and a Director is not required to retire where this would trigger a requirement to hold a shareholder meeting.

Do the Nominees own shares of the Funds or the investment advisers?

     To the best of the Company's knowledge, as of [________ __, 2001] no Director or Nominee owned 1% or more of the outstanding shares of any class of a Fund, and the Nominees owned, as a group, less than 1% of the shares of each class of each Fund.

What factors did the Board consider in selecting the Nominees?

     The Board has nominated a Unified Board consisting of 13 members (10 of whom would be Independent Directors) for overseeing the Pilgrim Funds and other ING fund groups involved in the board consolidation. The Board nominated all of the individuals who currently serve as Directors of the Pilgrim Funds and four of the individuals who currently serve as trustees of GCG.

     Shareholder approval of the four new nominees is required because, under the 1940 Act, the Board may fill vacancies or appoint new directors only if, immediately thereafter, at least two-thirds of the directors have been elected by shareholders.

     The Board and its Nominating Committee met to discuss Board candidates and, after due consideration, recommend to shareholders the Nominees indicated above. In making such recommendation, the Board and its Nominating Committee took into consideration the knowledge, background, and experience of the Nominees. The Board and its Nominating Committee also considered other benefits of consolidating the boards, including uniform oversight and standardization of policies. The Board and its Nominating Committees also noted that administrative efficiencies in fund governance may result from board consolidation, since having separate boards results in duplication of expenses and management time in connection with administrative tasks related to board matters. The Board also considered representations from ING management that a consolidated board would better enable ING to implement a business plan that emphasizes mutual funds and variable contracts as a core part of its U.S. business strategy, and would better enable representatives from management to participate in the governance process for mutual funds managed by ING entities. The Board and its Nominating Committee also concluded that consolidating the boards should result in a per-fund decrease in director costs to each of the Pilgrim Funds, since directors' fees would be allocated across all funds overseen by the Unified Board.

     ING has represented to the Board that other mutual fund groups managed by affiliates of ING, and in particular GCG and PPI, intend to propose to their shareholders the election of the same persons to serve on the boards of directors of those funds as the Nominees named below. If the Nominees are elected to the boards of GCG and PPI the Nominees would serve on the boards of directors (or trustees) of approximately 21 corporate (or trust) entities that constitute 145 mutual fund portfolios. Moreover, while not currently proposed, it is possible that in the future, yet another mutual fund group managed by a subsidiary of ING could propose a consolidated board to its shareholders, which could increase the size of the consolidated board and, based on the current number of funds in that group, could bring the total mutual fund portfolios overseen by such a consolidated board to 158.

     The compensation arrangements for the Funds have not been changed by the Board, so if shareholders elect the Nominees, their compensation as a Director would be the same as that currently in effect, as discussed later in this Proxy Statement. If these measures are approved by shareholders, the newly constituted Unified Board may choose to consider whether the compensation of the Directors should be changed. If the Nominees are elected as directors of GCG and PPI, the costs of the directors could be spread over a larger number of funds and a larger amount of assets and therefore decrease the costs borne by the Pilgrim Funds.

     If elected by shareholders on the currently scheduled date of the shareholder meeting, the term of the new Directors of the Funds would begin as of the close of business on February 21, 2002.

What are the Committees of the Board?

     Audit Committee. The Board has an Audit Committee whose function is to meet with the independent auditors of a Fund to review the scope of the Fund's audit, the Fund's financial statements and interim accounting controls, and to meet with management concerning these matters, among other things. The Audit Committee currently consists of Messrs. Doherty, Gosule, Rieke and Wedemeyer. Mr. Rieke serves as Chairman of the Committee. During the last year, the Committee held 4 meetings.

     Valuation Committee. The Board has a Valuation Committee whose function is to review the determination of the value of securities held by the Funds for which market quotations are not available. The Valuation Committee currently consists of Messrs. Patton, May and Putnam. Mr. Patton serves as Chairman of the Committee. During the last year, the Committee held 4 meetings.

     Executive Committee. The Board has an Executive Committee whose function is to act for the full Board if necessary in the event that Board action is needed between regularly scheduled Board meetings. The Executive Committee currently consists of Messrs. Turner, May, McInerney and Patton. Mr. Turner serves as Chairman of the Committee. During the last year, the Committee held 2 meetings.

     Nominating Committee. The Board has a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Director vacancies on the Board. The Nominating Committee currently consists of Messrs. Doherty, May and Wedemeyer. Mr. May serves as Chairman of the Committee. The Committee does not currently have a policy regarding whether it will consider nominees recommended by shareholders. During the last year, the Committee held 1 meeting.

     The committees that will be used by the Unified Board, if approved by shareholders, is not yet known. ING management has advised the Board that it intends to recommend for the Unified Board the formation of three new committees: the Equity Committee, the International Equity Committee, and the Fixed Income Committee. The purpose will be to provide a committee structure that can enhance oversight of investment activities of the mutual fund portfolios.

How often does the Board meet?

     The Board currently conducts regular meetings four times a year. The Audit and Valuation Committees also meet regularly four times per year and the remaining Committees meet as needed. In addition, the Board or the Committees may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting.

What are the Directors paid for their services?

     Each Director is reimbursed for expenses incurred in connection with each meeting of the Board or any Committee meeting attended. Each Director who is not also an officer of the Company is compensated for his services according to a fee schedule. Each such Director receives a fee, allocated among the Funds for which he serves as a Director, which consists of an annual retainer component and a per-meeting fee component.

     Unless changed by the Unified Board, the Directors of the Pilgrim Funds will continue to be compensated under the arrangements that are currently in place. Each Pilgrim Fund pays each Independent Director a pro rata share, as described below, of: (i) an annual retainer of $35,000 (Mssrs. Patton and May, as lead directors, receive an annual retainer of $45,000); (ii) $5,500 for each in person meeting of the Board; (iii) $1,000 for attendance at any Committee meeting; (iv) $1,000 per telephonic meeting; and (v) out-of-pocket expenses. The pro rata share paid by each Fund is based on each Fund's average net assets as a percentage of the average net assets of all the funds managed by ING Pilgrim for which the Directors serve in common as directors/trustees.

     The following table has been provided to the Funds by ING Pilgrim and DSI, the investment advisers to the Pilgrim Funds and GCG, respectively, and sets forth information regarding the compensation paid to the Nominees for the year ended December 31, 2001 for service on the boards of their respective ING fund group, as indicated below. Nominees whose names are followed by an asterisk (*) will be Directors who are not Independent Directors of the Funds if elected.



                               Pension or      Estimated      Aggregate
                               Retirement        Annual     Compensation      Aggregate       Aggregate      Number of    Number
     Name of Director           Benefits        Benefits      from the      Compensation     Compensation   Directorships of
   (current fund group)        Accrued as         Upon         Pilgrim      from The GCG     from the PPI   in the Fund   Mutual
                              Fund Expenses   Retirement**  Funds Complex   Trust Complex   Funds Complex     Complex     Fund
                                                                                                                          Portfolios
---------------------------- ---------------- ------------- -------------- ---------------- --------------- ------------- ----------

Paul S. Doherty                    N/A            N/A        $61,187.50          N/A             N/A             22          61
(Pilgrim Funds)
J. Michael Earley                  N/A            N/A            N/A         $50,000.00          N/A             1           29
(GCG)
R. Barbara Gitenstein              N/A            N/A            N/A         $51,000.00          N/A             1           29
(GCG)
Alan L. Gosule*@                   N/A            N/A        $59,187.50          N/A             N/A             22          61
(Pilgrim Funds)
Walter H. May                      N/A            N/A       $76,187.50***        N/A             N/A             22          61
(Pilgrim Funds)
Thomas J. McInerney*               N/A            N/A            N/A             N/A             N/A             22          61
(Pilgrim Funds)
Jock Patton                        N/A            N/A       $75,187.50***        N/A             N/A             22          61
(Pilgrim Funds)
David W.C. Putnam                  N/A            N/A        $54,687.50          N/A             N/A             22          61
(Pilgrim Funds)
Blaine E. Rieke                    N/A            N/A        $58,854.50          N/A             N/A             22          61
(Pilgrim Funds)
Robert C. Salipante*               N/A            N/A            N/A             N/A             N/A             1           29
(GCG)
John G. Turner*                    N/A            N/A            N/A             N/A             N/A             22          22
(Pilgrim Funds)
Roger B. Vincent                   N/A            N/A            N/A        $79,000.00***        N/A             1           29
(GCG)
Richard A. Wedemeyer               N/A            N/A        $51,854.50          N/A             N/A             22          61
(Pilgrim Funds)

*@        Mr.  Gosule is a partner at Clifford Chance Rogers & Wells LLP, which has provided certain legal services for the Pilgrim Senior Income Fund.  Accordingly, Mr. Gosule is an interested person of the Pilgrim
Senior Income Fund.

*        Messrs. McInerney, Salipante and Turner each are deemed to be an "interested person" of the Trust under the 1940 Act because of their affiliations with ING, the parent corporation of DSI, the manager of the Trust.

**       The Pilgrim Funds have adopted a retirement policy under which a Director who has served as an
Independent Director for five years or more will be paid by the Funds at the time of his or her retirement an amount equal to twice the compensation normally paid to the Director for one year of service.  At this time, no retirement benefits have been approved by The GCG Trust.

***      Messrs. May, Patton and Vincent receive compensation for serving in the capacity of Lead Director.

Who will be the officers of the Funds?

     The Company's officers are elected annually by the Board and hold office until they resign, are removed or are otherwise disqualified to serve. The list of the officers is in [Appendix 3].

What are officers paid for their services?

     The Funds do not pay their officers for the services they will provide to the Funds. Instead, the officers, who are also officers or employees of the investment adviser or its affiliates, are compensated by the investment adviser or its affiliates.

What is the Board's recommendation on Proposal 1?

     The Board recommends that shareholders VOTE FOR the election of each of the Nominees to the Board of the Funds subject to their terms commencing and continuing as described above. If any of the Nominees are not elected by shareholders, the current Directors may consider other courses of action.

                                   PROPOSAL 2
                       AMENDMENT TO THE CHARTER DOCUMENTS


What is the Proposal?

     The Funds listed below are organized as either a Delaware business trust (collectively the "DE Trusts") or a Massachusetts business trust (collectively, the "MA Trusts"), and each operates under its own charter or organizational document known as either a Declaration of Trust or Trust Instrument (each, a "Charter" and collectively, the "Charters"). The Charters contain various provisions primarily relating to how the Funds conduct business and how they are governed.

Delaware Business Trusts:            Massachusetts Business Trusts:
Pilgrim Variable Insurance Trust:    Pilgrim Variable Products Trust:
Pilgrim VIT Worldwide Growth Fund   Pilgrim VP Convertible Portfolio
                                    Pilgrim VP Growth & Income Portfolio
                                    Pilgrim VP Growth + Value Portfolio
                                    Pilgrim VP International Value Portfolio
                                    Pilgrim VP LargeCap Growth Portfolio
                                    Pilgrim VP SmallCap Opportunities Portfolio
                                    Pilgrim VP Research Enhanced Index Portfolio
                                    Pilgrim VP High Yield Bond Portfolio
                                    Pilgrim VP MagnaCap Portfolio
                                    Pilgrim VP Growth Opportunities Portfolio
                                    Pilgrim VP MidCap Opportunities Portfolio

                                    USLICO Series Fund:
                                    Asset Allocation Portfolio
                                    Bond Portfolio
                                    Money Market Portfolio
                                    Stock Portfolio


     The Charters currently permit the Board to set the number of Directors that may serve within a defined range. Specifically, the Charters of the DE Trusts and the MA Trusts limit the number of Directors that may serve on the Board to a number between 1 and 12 and 1 and 15, respectively. At the Special Meeting, you will be asked to approve a single amendment to the Charter of your Fund. The purpose of the amendment is to remove the upper limit on the number of Directors that the Board may set from time to time (the "Amendment"). If the Amendment is approved by shareholders, the Board will be able to determine the maximum number of Directors that may serve on the Board without obtaining shareholder approval.

Why are the Charters being amended?

     The Amendment provides the Board greater flexibility in setting the appropriate number of Directors that the MA Trusts and the DE Trusts are permitted to have. As the Pilgrim Funds complex grows or if other mutual fund groups managed by ING subsidiaries come under the Unified Board, the Board may deem it necessary or desirable to increase the size of the Board to maintain appropriate fund governance. If approved by shareholders, the Amendment would permit the Board to do this without the Funds having to bear the costs of soliciting shareholders.

     In addition, for the Pilgrim VIT Worldwide Growth Fund, a series of Pilgrim Variable Insurance Trust, a DE business trust whose Charter limits the number of Directors to 12, the Amendment will be required to form the proposed Unified Board consisting of 13 Directors (Proposal 1).

How will the Amendment affect my rights as a shareholder?

     The Amendment provides the Board the desired flexibility to set the number of Directors that may serve. However, the rights that you possess as a shareholder under the Charter of your particular Fund and any rights that you possess under applicable laws, including your rights to elect and to remove Directors, will not be changed by the Amendment.

What happens if shareholders of my Fund do not approve the Proposal?

     If the Amendment is not approved by a Fund's shareholders, the Fund's existing Charter will remain in effect. You should know that if the shareholders of the Funds of DE Trusts do not approve the Amendment, their Fund will not be able to have all of the members of the Unified Board (Proposal 1) because the number of Board members proposed for the Unified Board exceeds the upper limit established by the DE Trusts' Charter.

What is the required vote?

     For those Funds established as Delaware business trusts, approval of the Amendment requires the affirmative vote of a majority of the Company's shares voting at the Special Meeting. For those Funds organized as Massachusetts business trusts, approval of Amendment requires the affirmative vote of a majority of the Company's outstanding shares.

What is the Board's recommendation on Proposal 2?

     The Board recommends that you VOTE FOR the adoption of the Amendment, with such changes or other additions as the Board may subsequently approve to effectuate the purposes and interests contemplated and described herein.


                                   PROPOSAL 3
                      CONFIRMATION OF INDEPENDENT AUDITOR

What is the Proposal?

     The  accounting  firm  of  KPMG  LLP  ("KPMG")   currently  serves  as  the
independent auditor for the Pilgrim Funds. Approval of shareholders of the following Funds is sought to confirm KMPG as the independent auditor:

                         Pilgrim Emerging Markets Fund
                        Pilgrim Natural Resources Trust
                       Pilgrim VIT Worldwide Growth Fund
                        Pilgrim VP Convertible Portfolio
                      Pilgrim VP Growth & Income Portfolio
                      Pilgrim VP Growth + Value Portfolio
                    Pilgrim VP International Value Portfolio
                      Pilgrim VP LargeCap Growth Portfolio
                  Pilgrim VP SmallCap Opportunities Portfolio
                  Pilgrim VP Research Enhanced Index Portfolio
                      Pilgrim VP High Yield Bond Portfolio
                         Pilgrim VP MagnaCap Portfolio
                   Pilgrim VP Growth Opportunities Portfolio
                   Pilgrim VP MidCap Opportunities Portfolio
                USLICO Series Fund - Asset Allocation Portfolio
                      USLICO Series Fund - Bond Portfolio
                  USLICO Series Fund - Money Market Portfolio
                      USLICO Series Fund - Stock Portfolio


     [Appendix 4] includes further information describing the Funds' relationship with its independent auditors. KPMG also reviews the Funds' Annual Reports to shareholders and filings with the U.S. Securities and Exchange Commission ("SEC"). KPMG would continue to provide these services for the Funds if approved by shareholders.

     KPMG has advised the Funds that neither KPMG nor any of its partners has any direct or material indirect financial interest in any Fund Representatives of KPMG are not expected to be at the Special Meeting but have been given the opportunity to make a statement if they wish, and will be available telephonically should any matter arise requiring their participation.

What is the vote required?

     Shareholders of each Fund must separately confirm the independent auditors for that Fund. For each Fund, the affirmative vote of a majority of the shares of that Fund present, in person or by proxy, at the Special Meeting is required to confirm KPMG as the independent auditors.

What is the Board's recommendation on Proposal 3?

     The Board recommends that you VOTE FOR the confirmation of KPMG as independent auditors to examine and to report on the financial statements of the Funds for the fiscal year ending December 31, 2001.

                              GENERAL INFORMATION

What are the voting procedures?

     Shares of the Funds are sold to separate accounts of insurance companies ("Separate Accounts") and are used to fund variable annuity and/or variable life contracts ("Variable Contracts") [and in the case of Pilgrim Variable Insurance Trust, Funds are also sold to qualified pension and retirement plans outside of the separate account context]. Variable contract owners [or participants under group contracts, as applicable] who select a Fund for investment through a Variable Contract have a beneficial interest in the Funds, but do not invest directly in or hold shares of the Funds. The Insurance Company that uses the Fund as a funding vehicle, is, in most cases, the true shareholder of the Funds and, as the legal owner of the Funds shares, has sole voting and investment power with respect to the shares, but generally will pass through any voting rights to variable contract owners. Therefore, an Insurance Company will request voting instructions from the variable contract owner and will vote shares or other voting interests in the Separate Account in proportion to voting instructions received.

     Variable contract owners permitted to give instructions to the Funds and the number of shares for which such instructions may be given for purposes of voting at the Special Meeting, and any adjournment thereof, will be determined as of the Record Date. In connection with the solicitation of such instructions from variable contract owners, it is expected that the respective Insurance Companies will furnish a copy of this Proxy Statement to variable contract owners.

     If a shareholder wishes to participate in the Special Meeting, but does not wish to give a proxy by telephone, the shareholder may still submit the Proxy Ballot(s) originally sent with the Proxy Statement or attend in person. All persons entitled to direct the voting of shares, whether they are Variable Contract Owners, participants or shareholders, are described as voting for purposes of this Proxy Statement.

What happens to my proxy once I vote it?

     The Board has named James M. Hennessy and Michael J. Roland as proxies. If you followed the instructions when you voted, your proxies will vote your shares as you have directed. If you submitted your proxy ballot but did not vote on any Proposal, your proxies will vote on that Proposal as recommended by the Board.

What if a Proposal that's not in the Proxy Statement comes up at the Special Meeting?

     If any other matter is properly presented, your proxies will vote in accordance with their best judgment. At the time this Proxy Statement was printed, the Board knew of no matter that needed to be acted on at the Special Meeting other than those discussed in this Proxy Statement.

What are my voting rights and the quorum requirements?

     December 17, 2001 has been chosen as the Record Date to determine shareholders entitled to notice of, and to vote at, the Special Meeting. Each share of each class of a Fund is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. Shareholders of each Fund at the close of business on December 17, 2001 will be entitled to be present and to give voting instructions for the Funds at the Special Meeting and any adjournments thereof with respect to their shares owned as of the Record Date. [Appendix 1] sets forth the number of shares of each class of each Fund issued and outstanding as of the Record Date.

     An Insurance Company will vote shares of the Funds held by its Separate Accounts in accordance with instructions received from the variable contract owners. [If a variable contract owner executes and returns a proxy but fails to indicate how that vote should be cast, the proxy will be voted in favor of each Proposal. ] An Insurance Company will also vote shares of the Funds held in each of their respective Separate Accounts for which no voting instructions have been received in the same proportion as it votes shares held by the Separate Accounts for which it has received instructions. Shares held by an Insurance Company in its general account, if any, must be voted in the same proportion as the votes cast with respect to shares held in all of such Company's Separate Accounts in the aggregate.

     For Pilgrim Variable Products and Pilgrim Natural Resources Trust a majority of the outstanding shares of the Company or Fund entitled to vote, present in person or represented by proxy, must be present to constitute a quorum. For Pilgrim Emerging Markets Fund and Pilgrim Variable Insurance Trust, one-third of the outstanding shares of the Company or Fund entitled to vote, present in person or represented by proxy, must be present to constitute a quorum. For USLICO Series Fund, thirty percent of the outstanding shares of the Company or Fund entitled to vote, present in person or represented by proxy, shall constitute a quorum.

Can the meetings be adjourned?

     If a quorum is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve any or all of the Proposals are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. A shareholder vote may be taken on one or more of the Proposals in this proxy statement prior to any adjournment if sufficient votes have been received with respect to a Proposal. Any adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by proxy. The persons named in the enclosed proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of any Proposal that has not been adopted, will vote against any adjournments those proxies required to be voted against any Proposal that has not been adopted, and will not vote any proxies that direct them to abstain from voting on such Proposals.

                                   Appendix 1

     Number of Shares Outstanding as of the Record Date, December 17, 2002

            PORTFOLIO                                  SHARES OUTSTANDING

Pilgrim Emerging Markets Fund

Pilgrim Natural Resources Trust

Pilgrim VIT Worldwide Growth Fund

Pilgrim VP Convertible Portfolio
Pilgrim VP Growth & Income Portfolio
Pilgrim VP Growth + Value Portfolio
Pilgrim VP Growth Opportunities Portfolio
Pilgrim VP High Yield Bond Portfolio
Pilgrim VP International Value Portfolio
Pilgrim VP LargeCap Growth Portfolio
Pilgrim VP MagnaCap Portfolio
Pilgrim VP MidCap Opportunities Portfolio
Pilgrim VP Research Enhanced Index Portfolio
Pilgrim VP SmallCap Opportunities Portfolio

Asset Allocation Portfolio
Bond Portfolio
Money Market Portfolio
Stock Portfolio


                                   Appendix 2

                  Beneficial Owners of More than 5% of a Fund
                           As of [December 12, 2001]




                                                                                                Amount and Nature
                                                                                                 of Beneficial
                                                                                                 Ownership*          Percent
Fund Name and Class                         Name and Address of Beneficial Owner                                     of Class


*Each of these entities is the shareholder of record and may be deemed to be the beneficial owner of the shares listed for certain purposes under the securities laws, although in certain instances they may not have an economic interest in these shares and would, therefore, ordinarily disclaim any beneficial ownership therein.

                                   APPENDIX 3

                             Officers of the Funds

---------------------------------------- ------------------------------------ ------------------------------------------------------

Name and Age                             Position                             Principal Occupation(s) During Past 5 Years
---------------------------------------- ------------------------------------ ------------------------------------------------------
---------------------------------------- ------------------------------------ ------------------------------------------------------
James M. Hennessy                        President, Chief Executive           President and Chief Executive Officer of each of the
(Age 52)                                 Officer, and Chief Operating         Pilgrim Funds (since February 2001); Chief Operating
                                         Officer                              Officer of each of the Pilgrim Funds (since July
7337 E. Doubletree Ranch Rd.                                                  2000); Director of ING Pilgrim Group, LLC, ING
Scottsdale, Arizona  85258                                                    Pilgrim Investments, LLC, ING Pilgrim Securities,
                                                                              Inc., ING Pilgrim Capital Corporation, LLC, ING
                                                                              Lexington Management Corporation, Lexington Funds
                                                                              Distributor, Inc., Market Systems Research Advisors,
                                                                              Inc., Market Systems Research, Inc., Express America
                                                                              T.C. Corporation, EAMC Liquidation Corp. (since
                                                                              December 2000); and President  and Chief Executive
                                                                              Officer of ING Pilgrim Investments, LLC, ING Pilgrim
                                                                              Group, LLC, ING Pilgrim Capital Corporation, LLC,
                                                                              ING Lexington Management Corporation, Express
                                                                              America T.C. Corporation, EAMC Liquidation Corp.
                                                                              (since December 2000).  Formerly Senior Executive
                                                                              Vice President (June 2000 - December 2000) and
                                                                              Secretary (April 1995 - December 2000), ING Pilgrim
                                                                              Capital Corporation, ING Pilgrim Group, Inc., ING
                                                                              Pilgrim  Investments, Inc., ING Lexington Management
                                                                              Corporation, Express America T.C. Corporation, EAMC
                                                                              Liquidation Corp.;  Senior  Executive Vice President
                                                                              (July 2000 - February 2001) and Secretary  (April
                                                                              1995 - February 2001) of each of the Pilgrim  Funds;
                                                                              Executive Vice President, Pilgrim Capital
                                                                              Corporation and its affiliates (May 1998 - June
                                                                              2000) and Senior Vice President,  Pilgrim Capital
                                                                              and its affiliates (April 1995 - April 1998).
---------------------------------------- ------------------------------------ ------------------------------------------------------
---------------------------------------- ------------------------------------ ------------------------------------------------------
Stanley D. Vyner                         Executive Vice President and Chief   Executive Vice President of most of the Pilgrim
(Age 51)                                 Investment Officer --                Funds (since July 1996).  Formerly, President and
                                         International Equities               Chief Executive Officer of ING Pilgrim Investments,
7337 E. Doubletree Ranch Rd.                                                  LLC (August 1996-August 2000).
Scottsdale, Arizona  85258
---------------------------------------- ------------------------------------ ------------------------------------------------------
---------------------------------------- ------------------------------------ ------------------------------------------------------
Michael J. Roland                        Senior Vice President and            Senior Vice President and Chief Financial Officer,
(Age 43)                                 Principal Financial Officer          ING Pilgrim Group, LLC, ING Pilgrim Investments,
                                                                              LLC,  and ING Pilgrim Securities, Inc. (since June
7337 E. Doubletree Ranch Rd.                                                  1998); Senior Vice President and Principal Financial
Scottsdale, Arizona  85258                                                    Officer of most of the Pilgrim Funds. He served in
                                                                              same capacity from January 1995 - April 1997.
                                                                              Formerly, Chief Financial Officer of Endeaver Group
                                                                              (April 1997 to June 1998).
---------------------------------------- ------------------------------------ ------------------------------------------------------
---------------------------------------- ------------------------------------ ------------------------------------------------------
Robert S. Naka                           Senior Vice President and            Senior Vice President, ING Pilgrim Investments, LLC
(Age 38)                                 Assistant Secretary                  (since November 1999) and ING Pilgrim Group, LLC
                                                                              (since August 1999); Senior Vice President and
7337 E. Doubletree Ranch Rd.                                                  Assistant Secretary of each of the other Pilgrim
Scottsdale, Arizona  85258                                                    Funds. Formerly Vice President, ING Pilgrim
                                                                              Investments, Inc. (April 1997 - October 1999), ING
                                                                              Pilgrim Group, Inc. (February 1997 - August 1999)
                                                                              and Assistant Vice President, ING Pilgrim Group,
                                                                              Inc. (August 1995-February 1997).
---------------------------------------- ------------------------------------ ------------------------------------------------------
---------------------------------------- ------------------------------------ ------------------------------------------------------
Robyn L. Ichilov                         Vice President and Treasurer         Vice President, ING Pilgrim Investments, LLC (since
(Age 34)                                                                      August 1997); Accounting Manager (since November
                                                                              1995); Vice President and Treasurer of most of the
7337 E. Doubletree Ranch Rd.                                                  Pilgrim Funds.
Scottsdale, Arizona  85258
---------------------------------------- ------------------------------------ ------------------------------------------------------
---------------------------------------- ------------------------------------ ------------------------------------------------------
Kimberly A. Anderson                     Vice President and Secretary         Vice President of ING Pilgrim Group, LLC (since
(Age 37)                                                                      January 2001) and Vice President and Secretary of
                                                                              each of the Pilgrim Funds (since February 2001).
7337 E. Doubletree Ranch Rd.                                                  Formerly Assistant Vice President and Assistant
Scottsdale, Arizona  85258                                                    Secretary of each of the Pilgrim Funds (August
                                                                              1999-February 2001) and Assistant Vice President of
                                                                              ING Pilgrim Group, Inc. (November 1999-January
                                                                              2001).  Ms. Anderson has held various other
                                                                              positions with ING Pilgrim Group, Inc. for more than
                                                                              the last five years.
---------------------------------------- ------------------------------------ ------------------------------------------------------
---------------------------------------- ------------------------------------ ------------------------------------------------------
Ralph G. Norton III                      Senior Vice President and Chief      Senior Vice President and Chief Investment Officer,
(Age [42])                               Investment Officer -- Fixed Income   Fixed Income, ING Pilgrim Investments, LLC (since
                                                                              August 2001).  Formerly, Senior Market Strategist,
7337 E. Doubletree Ranch Rd.                                                  Aeltus Investment Management, Inc. (from January
Scottsdale, Arizona  85258                                                    2001 to August 2001); Chief Investment Officer, ING
                                                                              Mutual Funds Management Co. (1990 to January 2001).
---------------------------------------- ------------------------------------ ------------------------------------------------------
---------------------------------------- ------------------------------------ ------------------------------------------------------
Mary Lisanti                             Executive Vice President and Chief   Executive Vice President of the Pilgrim Funds (since
(Age 45)                                 Operating Officer -- Domestic        May 1998).  Formerly Portfolio Manager, Strong
                                         Equities                             Capital Management; and Managing Director and Head
7337 E. Doubletree Ranch Rd.                                                  of Small- and Mid-Capitalization Equity Strategies
Scottsdale, Arizona  85258                                                    at Bankers Trust Corp. (1993-1996).
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[ADD OTHERS]
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                                   APPENDIX 4

                         Information Regarding KPMG LLP

Audit Fees

Audit fees billed by KPMG LLP for Funds with the fiscal year ended December 31, 2000 totaled $142,000.

All Other Fees

For all other services provided during the period of January 1, 2000 to October 31, 2001, KPMG LLP billed the Funds, the Funds' investment adviser and any other entities controlled by the investment adviser, that provided services to the Funds $89,575. All other services include tax advisory and compliance services, review of filings made with the SEC and other procedures.


On February 26, 2001, based on recommendations from management and the Audit Committee, the Board of USLICO Series Fund approved changing the independent auditor to KPMG LLP. The change was part of standardizing the accountancy process to ensure that the Insurance Funds in the Pilgrim Funds complex shared the same independent auditor. The prior firm, Deloitte and Touche, did not in the past two years issue a principal auditor's report that (i) contained an adverse opinion or a disclaimer of opinion, or (ii) was qualified or modified as to uncertainty, audit scope, or accounting principles. Also during the past two years, the Fund had no disagreements with Deloitte and Touche, LLP regarding accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

On March 23, 2001, based on recommendations from management and the Audit Committee, the Board of Pilgrim VIT Worldwide Growth Fund approved changing the independent auditor to KPMG LLP. This decision was ratified at a meeting of the Board and the Audit Committee on May 9, 2001. The change was part of standardizing the accountancy process to ensure that the Insurance Funds in the Pilgrim Funds complex shared the same independent auditor. The prior firm, Ernst & Young LLP, did not in the past two years issue a principal auditor's report that (i) contained an adverse opinion or a disclaimer of opinion, or (ii) was qualified or modified as to uncertainty, audit scope, or accounting principles. Also during the past two years, the Fund had no disagreements with Ernst & Young LLP regarding accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

                           [Pilgrim __________ Fund]

     PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS ON FEBRUARY 21, 2002
     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF [DIRECTORS/TRUSTEES]


The undersigned hereby instructs James M. Hennessy or Michael J. Roland (Proxies) to vote the shares held by him or her at the Special Meeting of Shareholders of the Pilgrim [________________] Fund (the "Fund") to be held at:
7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, on February 21, 2002, at 10:00 a.m., Eastern time and at any adjournment thereof, in the manner directed below with respect to the matters referred to in the Proxy Statement for the Special Meeting, receipt of which is hereby acknowledged, and in the Proxies' discretion, upon such other matters as may properly come before the meeting or any adjournment thereof.

Please vote, sign and date this voting instruction and return it in the enclosed envelope.

These voting instructions will be voted as specified. If no specification is made, this voting instruction will be voted FOR all proposals.

To avoid the additional expense of further solicitation, we strongly urge you to review, complete and return your ballot as soon as possible. Your vote is important regardless of the number of shares you own.

Please indicate your vote by an "x" in the appropriate box below.

             THIS PROXY BALLOT IS VALID ONLY WHEN SIGNED AND DATED

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS.


1.          Election of 13 Directors           For All        Against All       For All Except          ABSTAIN
                                                 [ ]              [ ]                [ ]                  [ ]
            Nominees       Paul S. Doherty
                           J. Michael Earley
                           R. Barbara Gitenstein
                           Alan L. Gosule
                           Walter H. May
                           Thomas J. McInerney
                           Jock Patton
                           David W.C. Putnam
                           Blaine E. Rieke
                           Robert C. Salipante
                           John G. Turner
                           Roger B. Vincent
                           Richard A. Wedemeyer

            To withhold authority to vote for any individual nominee, mark the "For All Except" box and strike through that Nominee's name.

                                                                            FOR          AGAINST         ABSTAIN
2.          Approval of amendment to Amended and Restated
            Declaration of Trust or Trust Instrument, as the case
            may be.                                                         [ ]            [ ]             [ ]

3.          Confirmation of KPMG LLP as current independent auditors.
                                                                            [ ]            [ ]             [ ]

4.          Such other business as may properly come before the
            Special Meeting or any adjournment(s).                          [ ]            [ ]             [ ]


This proxy must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add titles as such. Joint owners must each sign.

__________________________                              ________________________
Signature                                               Date


__________________________                              ________________________
Signature (if held jointly)                             Date